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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 Current Report

                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 11, 2001


                          Allied Research Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                   0-2545                            04-2281015
          (Commission File Number)      (I.R.S. Employer Identification No.)



    8000 Towers Crescent Drive, Suite 260, Vienna, Virginia         22186
            (Address of Principal Executive Offices)              (Zip Code)

       Registrant's Telephone Number, including area code (703) 847-5268


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5:        The Registrant has entered into separate employment letter
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agreements with each of J. H. Binford Peay, III, John G. Meyer, Jr., and Bruce
W. Waddell in the forms attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively. The Board of Directors of the Registrant has adopted the Allied Research Corporation 2001 Equity Incentive Plan, subject to shareholder approval, in the form attached hereto as Exhibit 99.4

Exhibits:      99.1  -  Employment letter agreement between Registrant and J. H.
                        Binford Peay, III

               99.2. -  Employment letter agreement between Registrant and John
                        G. Meyer, Jr.

               99.3. -  Employment letter agreement between Registrant and Bruce
                        W. Waddell

               99.4. -  Allied Research Corporation 2001 Equity Incentive Plan


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALLIED RESEARCH CORPORATION


                                   By: John G. Meyer, Jr.
                                       ------------------------------
Date:  March 2, 2001                   John G. Meyer, Jr.,
                                       Executive Vice President and
                                       Chief Operating Officer



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